Exhibit 99.1

Envestnet, Inc. to Offer $350 million of Convertible Notes

BERWYN, Pa.—November 14, 2022—Envestnet, Inc. (NYSE: ENV) (the “Company”), a leading provider of intelligent systems for wealth management and financial wellness, announced today that it proposes to offer $350,000,000 aggregate principal amount of convertible notes due 2027 (the “Notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), subject to market conditions and other factors. The Company also expects to grant to the initial purchasers of the Notes an option to purchase, for settlement within a 13-day period, up to an additional $52,500,000 aggregate principal amount of Notes solely to cover over-allotments.

When issued, the Notes will be general unsecured obligations, subordinated in right of payment to the Company’s obligations under its revolving credit facility. Interest will be payable semi-annually. Upon conversion, the Notes may be settled, at the Company’s election, in cash, shares of the Company’s common stock, or a combination of cash and shares of the Company’s common stock. The interest rate, initial conversion rate and other terms of the Notes are to be determined at the time of pricing of the offering.

The Company intends to use part of the net proceeds from the offering to repurchase shares of its common stock concurrently with the offering pursuant to privately negotiated transactions and to repurchase a portion of its outstanding convertible notes as described below. The Company also intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below. If the initial purchasers exercise their option to purchase additional Notes, then the Company may use a portion of the net proceeds from the sale of such additional Notes to enter into additional capped call transactions with the option counterparties. The Company intends to use the remaining net proceeds for general corporate purposes, which may include selective strategic investments through acquisitions, alliances or other transactions. The Company’s share repurchases described above could increase (or reduce the size of any decrease in) the market price of the Company’s common stock concurrently with or shortly after the pricing of the Notes, and could result in a higher effective conversion price for the Notes.

Contemporaneously with the pricing of the Notes in the offering, the Company expects to enter into separate and individually negotiated transactions (the “concurrent note repurchases”) with certain holders of the Company’s outstanding convertible notes. The terms of the concurrent note repurchases are anticipated to be individually negotiated with each holder of the outstanding convertible notes and will depend on several factors, including the market price of our common stock and the trading price of the outstanding convertible notes at the time of each such concurrent note repurchase. No assurance can be given as to how much, if any, of the outstanding convertible notes will be repurchased or the terms on which they will be repurchased.

The Company expects that certain holders of its outstanding convertible notes that the Company agrees to repurchase that have hedged their equity price risk with respect to such outstanding convertible notes will, concurrently with or shortly after the pricing of the Notes, unwind all or part of their hedge positions by buying shares of the Company’s common stock and/or entering into or unwinding various derivative transactions with respect to the Company’s common stock. Any repurchase of the outstanding convertible notes, and the potential related market activities by holders of such convertible notes participating in the concurrent note repurchases could increase (or reduce the size of any decrease in) the market price of the Company’s common stock, which may affect the trading price of the Notes at that time and the initial conversion price of the Notes. The Company cannot predict the magnitude of such market activity or the overall effect it will have on the price of the Notes or its common stock.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary anti-dilution adjustments, the number of shares of the Company’s common stock underlying the Notes. If the initial purchasers exercise their option to purchase additional Notes, the Company expects to enter into additional capped call transactions with the option counterparties.

The capped call transactions generally are expected to reduce potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap. If, however, the market price per share of the Company’s common stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions.

The Company has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so on each exercise date for the capped call transactions or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the Notes). This activity could also cause a decrease or avoid an increase in the market price of the Company’s common stock or the Notes, which could affect the ability of noteholders to convert the Notes, and, to the extent the activity occurs following conversion or during any observation period related to a conversion of Notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of such Notes.

The Notes will only be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the Notes nor the shares of the Company’s common stock into which the Notes are convertible have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy the Notes (or the shares of the Company’s common stock into which the Notes are convertible), nor will there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Cautionary Statement

Various statements in this release relating to Envestnet’s future expectations, plans and prospects, including, without limitation, statements regarding: whether the Company will offer and issue the Notes or consummate the offering; the terms of the Notes; the anticipated principal amount of the Notes, which could differ based upon market conditions; the expected use of proceeds from the offering, which could change as a result of market conditions or for other reasons; expectations regarding the effect of the capped call transactions; expectations regarding actions of the option counterparties; and whether the capped call transactions will become effective are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and the Company’s actual results could differ materially from the results expressed or implied by such forward-looking statements. More information regarding these and other risks, uncertainties and factors that could cause such differences is contained in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”).

You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this release. All information in this release is as of November 14, 2022 and, unless required by law, we undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this release or to report the occurrence of unanticipated events.

About Envestnet

Envestnet, Inc. (NYSE: ENV) is transforming the way financial advice and wellness are delivered. Our mission is to empower advisors and financial service providers with innovative technology, solutions and intelligence to make financial wellness a reality for everyone. Nearly 106,000 advisors and approximately 6,900 companies including: 16 of the 20 largest U.S. banks, 47 of the 50 largest wealth management and brokerage firms, over 500 of the largest RIAs and hundreds of FinTech companies, leverage Envestnet technology and services that help drive better outcomes for enterprises, advisors and their clients.

Contacts

Investor Relations	Media Relations

investor.relations@envestnet.com	mediarelations@envestnet.com
312-827-3940

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